Exhibit 99.2

Northern Power Systems raises C$24.5 Million on Toronto Stock Exchange debut

NPS capital raise enabling ongoing growth of its renewable technology business

Barre, VT USA (25 April 2014) – Northern Power Systems Corp. (TSX:NPS), a next generation renewable energy technology provider, announced this week the completion of a reverse takeover transaction resulting in its public listing on the Toronto Stock Exchange (TSX) under the ticker symbol “NPS.” Accompanying this transaction, Northern Power raised C$24.5M, enabling the company to drive its ongoing growth strategy with investment commitments across its three business lines: Product Sales and Services, Technology Licensing, and Technology Development.

“Both in emerging markets and in off-grid applications, there has been an increasing acknowledgement that distributed energy generation should be part of a responsible power generation profile, “stated Troy Patton, CEO Northern Power Systems. “We are already a leading provider of distributed class wind turbine technology leveraging a simple, low-maintenance permanent-magnet direct drive design, and this capital raise will allow us to continue our commitment to delivering advanced technology for this sector.”

Northern Power Systems intends to continue driving the success of its utility class license partners with developments to its high efficiency direct drive design. Further, the company will continue its efforts to expand new partnerships in select emerging markets and plans a commitment to direct sales and support of utility class turbines in certain regimes.

In addition to distributed and utility class turbine offerings, Northern Power Systems has extensive experience with hybrid power systems and provides simple, innovative solutions for grid modeling and power conversion. The company intends to expand its commitment to full design, sourcing, rapid-prototyping and testing capabilities that can quickly validate design concepts and help customers to rapidly commercialize products to solve today’s energy challenges.

Notice regarding forward-looking statements:

This release includes forward-looking statements regarding Northern Power Systems Corp. and its business, which may include, but is not limited to, anticipated use of proceeds from capital transactions, expansion into new markets, and execution of the company’s growth strategy. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “is expected”, “expects”, “scheduled”, “intends”, “contemplates”, “anticipates”, “believes”, “proposes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are based on the current expectations of the management of Northern Power Systems Corp. The forward-looking events and circumstances discussed in this release may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the company, including risks regarding the wind power industry, performance and acceptance of the company’s products, economic factors, competition, the equity markets generally and many other factors beyond the control of Northern Power Systems Corp. Although Northern Power Systems Corp. has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Northern Power Systems Corp. undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

For further information please contact:

Ciel R. Caldwell, Chief Financial Officer of Northern Power Systems, at +1-857-209-3606.